UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

Brooklyn ImmunoTherapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10355 Science Center Drive, Suite 150
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	BTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2022, Brooklyn ImmunoTherapeutics, Inc., a Delaware corporation (the “Company”), entered into a Master Services Agreement with Factor Bioscience Inc., a Delaware corporation (“Factor”), pursuant to which Factor has agreed to provide services to the Company as agreed between the Company and Factor and set forth in one or more work orders under such agreement (including the first work order thereunder, the “MSA”).  Under the MSA, Factor has agreed to provide the Company with mRNA cell engineering research support services, including access to certain facilities, equipment, materials and training, and the Company has agreed to pay Factor an initial fee of $5,000,000, payable in twelve equal monthly installments of $416,667.  Following the initial 12-month period, the Company has agreed to pay Factor a monthly fee of $416,667 until such time as the first work order under the MSA is terminated.

The Company may terminate the first work under the MSA on or after the second anniversary of the date of the MSA, subject to providing Factor with 120 days’ prior notice.  Factor may terminate such work order only on and after the fourth anniversary of the date of the MSA, subject to providing the Company with 120 days’ prior notice.  The MSA contains customary confidentiality provisions and representations and warranties of the parties, and the MSA may be terminated by ether party upon 30 days’ prior notice, subject to any superseding termination provisions contained in a particular work order.

In connection with entering into the MSA, Factor’s subsidiary, Factor Bioscience Limited (“Factor Limited”), agreed to waive payment of $3,500,000 otherwise payable to it in October 2022 by the Company’s subsidiaries under the Company’s previously disclosed Exclusive License Agreement, dated April 26, 2021, by and among Factor Limited and the Company’s wholly owned subsidiaries, Novellus Therapeutics Limited and Brooklyn ImmunoTherapeutics LLC.

The foregoing description of the MSA is only a summary and is qualified in its entirety by reference to the full text of the MSA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Master Services Agreement, dated September 9, 2022, by and between Factor Bioscience Inc. and Brooklyn ImmunoTherapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brooklyn ImmunoTherapeutics, Inc.

Dated: September 15, 2022	By:	/s/ Andrew Jackson
Chief Financial Officer